UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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☐	Definitive Proxy Statement

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☒	Soliciting Material under §240.14a-12

Organon & Co.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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$11.75Bn Sale of Organon to Sun Pharma

Announced April 26, 2026

- On April 26, 2026, Organon & Co. (NYSE: OGN) announced that it has entered into a definitive agreement to be acquired by Sun Pharmaceutical Industries Ltd. (NSE: SUNPHARMA) for $11.75Bn
- Organon's portfolio, global footprint and strong stakeholder relationships shall complement Sun Pharma's existing strengths and enhance long-term value creation

Transaction Overview

Consideration	• $14.00 per share, 100% cash
Transaction Value	• Enterprise valuation of $11.75Bn
Implied Premium	• 103% premium to Organon's closing share price on April 9, 2026[2]
Structure & Timing	• Transaction was approved by both the Organon and Sun Pharma Boards of Directors • Expected to close in early 2027, subject to customary conditions, including regulatory approvals and Organon stockholder approval

Organon Overview

- Global healthcare company formed through a spinoff from Merck (known as MSD outside the U.S. and Canada) in 2021
- Legacy of deep trust and strong brand equity among HCPs, patients, regulators and other stakeholders
- Portfolio includes more than 70 products across Women's Health and General Medicines, which includes biosimilars, commercialized across over 140 countries, with the U.S., Europe, China, Canada, and Brazil among its largest markets
- Global footprint is supported by six manufacturing facilities across the European Union and emerging markets, reinforcing its scale and reach

Strategic Rationale for Sun Pharma

Upon successful consummation of the transaction, Sun Pharma is poised to be:

- ✓ ***Among the top 25 global pharmaceutical companies*** *with combined revenue of $12.4Bn*[1]
- ✓ ***Leading player in Established Brands/Branded Generics***
- ✓ *Innovative Medicines focused company with* ***27% revenue share***
- ✓ ***Top 3 company in global Women's Health****, creating a commercial platform for future growth*
- ✓ ***7th largest global biosimilar player***
- ✓ *Presence in 150 countries, with* ***18 large markets each generating over $100MM revenues***
- ✓ *Stronger cash generating company with* ***EBITDA and cash flow set to nearly double, supporting deleveraging*** *from post transaction Net Debt/EBITDA of 2.3x*

Global Product Portfolios

Women's Health	NEXPLANON, NUVARING, elonva, Follistim AQ Cartridge, Follistim Pen
General Medicines: Biosimilars	BRENZYS, RENFLEXIS, Tofidence, Aybintio, Ontruzant, BILDYOS, BILPREVDA, HADLIMA
General Medicines: Established Brands	Emgality, VTAMA, HYZAAR, Zetia, Propecia, Atozet, Nasonex, SINGULAIR

Sources: Transaction press release, Organon SEC filings, Organon company presentation

Note:
1. Basis FY24-25 for Sun Pharma and CY2025 for Organon
2. The unaffected trading date prior to the April 10, 2026 publication in the media report speculating about a potential transaction with Sun Pharma

1

Cautionary Statement Regarding Forward-Looking Statements All statements other than statements of historical facts included in this communication that address activities, events or developments that Organon & Co. (“Organon”) expects, believes or anticipates will or may occur in the future are forward-looking statements, including, in particular, statements about the expected timing, completion and effects or benefits of the merger. Forward-looking statements may be identified by words such as “will,” “expect,” and “may.” These forward-looking statements are based on management’s current expectations and beliefs and are subject to uncertainties and factors, all of which are difficult to predict and many of which are beyond Organon’s control and could cause actual results to differ materially and adversely from those described in the forward-looking statements. These risks include, but are not limited to: (i) uncertainties as to the timing of the merger; (ii) the risk that the merger may not be completed on the anticipated terms in a timely manner or at all; (iii) the failure to satisfy any of the conditions to the consummation of the merger, including receiving, on a timely basis or otherwise, the minimum vote required by Organon’s stockholders to approve the merger; (iv) the possibility that competing offers or acquisition proposals for Organon will be made; (v) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement, including in circumstances which would require Organon to pay a termination fee; (vii) the effect of the announcement or pendency of the merger on Organon’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (viii) risks related to diverting management’s attention from Organon’s ongoing business operations; (ix) the risk that stockholder litigation in connection with the merger may result in significant costs of defense, indemnification and liability; (x) certain restrictions during the pendency of the merger that may impact Organon’s ability to pursue certain business opportunities or strategic transactions; (xi) the risk that any announcements relating to the merger could have adverse effects on the market price of Organon’s common stock, including if the merger is not consummated; (xii) risks that the benefits of the merger are not realized when and as expected; (xiii) legislative, regulatory and economic developments; and (xiv) other factors discussed in the “Risk Factors” section of Organon’s most recent periodic reports filed with the SEC, including its most recent Annual Report on Form 10-K and subsequent reports filed with the SEC, all of which may be obtained free of charge from the SEC’s website at www.sec.gov. Although Organon believes that the expectations reflected in its forward-looking statements are reasonable, it cannot assure that those expectations will prove to be correct. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, even if subsequently made available by Organon on its website or otherwise. Organon does not undertake any obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. 2 2

Additional Information and Where to Find It This communication may be deemed to be solicitation material in respect of the proposed transaction between Organon, Sun Pharmaceutical Holdings USA, Inc. and Sun Pharma America, Inc. In connection with the merger, Organon intends to file relevant materials with the SEC, including Organon’s proxy statement in preliminary and definitive form on Schedule 14A (the “Merger Proxy Statement”). Organon will mail the Merger Proxy Statement and a proxy card to its stockholders in connection with the Merger. INVESTORS AND STOCKHOLDERS OF ORGANON ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE MERGER PROXY STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ORGANON, SUN PHARMA AND THE MERGER AND RELATED MATTERS. Investors and stockholders of Organon are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov, or through the investor relations section of Organon’s website, https://www.organon.com. 3

Participants in the Solicitation Organon and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of Organon in favor of the proposed acquisition. Information about Organon’s directors and executive officers is set forth in the 2026 Annual Meeting Proxy Statement, filed with the SEC on April 24, 2026, and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001821825/000119312526177411/ogn- 20260423.htm>. To the extent holdings of Organon’s securities by its directors or executive officers have changed since the amounts set forth in the 2026 Annual Meeting Proxy Statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=1821825. Additional information concerning the interests of Organon’s participants in the solicitation, which may, in some cases, be different than those of Organon’s stockholders generally, will be set forth in the Merger Proxy Statement when it becomes available. 4